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                                                                    EXHIBIT 23.2


                         UNITED BANCORP, INC. FORM 10-K

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference on Form 10-K of United Bancorp, Inc. of our report dated February 20, 1998, on our audits of the consolidated financial statements of Southern Ohio Community Bancorporation, Inc., Glouster, Ohio as of December 31, 1997 and for the years ended December 31, 1997 and 1996.


                  Robb, Dixon, Francis, Davis, Oneson & Company

Granville, Ohio
March 26, 1999